Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events

Note 13—Subsequent Events

On October 9, 2012, the Company completed a private placement financing with a select group of institutional investors and high net worth individuals for gross proceeds of $45.0 million from the sale of 450 million shares of common stock at a price of $0.10 per share. As of November 6, 2012, the Company had received $43.0 million in gross proceeds from the Offering with the remaining $2.0 million in subscribed proceeds expected to be received by mid-November from a single foreign investor. In connection with the financing, the placement agents received aggregate compensation of $2.7 million.

Concurrent with the closing of this transaction, the outstanding Series D and Series E Convertible Preferred Stock was converted into common stock, leaving no remaining shares of preferred stock outstanding. Also concurrent with the closing, approximately $2.1 million in principal amount of the Company’s outstanding convertible notes was converted into common stock at a conversion price of $0.10 per share and the remaining $1.7 million in principal amount of the outstanding convertible notes was redeemed for cash with the proceeds from the transaction. The outstanding convertible notes were converted and redeemed in the amount of outstanding principal, accrued interest and interest scheduled to maturity.

Concurrent with this transaction, the Company entered into an Exclusive Channel Collaboration Agreement (the Channel Agreement) with Intrexon Corporation (Intrexon) that governs a “channel collaboration” arrangement governing a strategic collaboration for the development and commercialization of genetically modified and non-genetically modified autologous fibroblasts and autologous dermal cells in the United States. Pursuant to the Channel Agreement, the Company will engage Intrexon for support services for the development of new products covered under the Channel Agreement and will reimburse Intrexon for its fully-loaded cost for time and materials for transgenes, cell processing, or other work performed by Intrexon for such research and manufacturing. The Company will pay quarterly cash royalties on improved products equal to one-third of cost of goods sold savings less any such savings developed by the Company outside of the Channel Agreement. On all other developed products, the Company will pay Intrexon quarterly cash royalties of 7% on aggregate annualized net sales up to $100 million, and 14% on aggregate annualized net sales greater than $100 million. Sales from the Company’s currently marketed products (including new indications) will not be subject to royalty payments unless they are improved upon through the Channel Agreement. On October 5, 2012, the Company also entered into a Stock Issuance Agreement with Intrexon pursuant to which the Company issued to Intrexon a number of shares of Company common stock valued at approximately $3.3 million based on a per share value of $0.10 per share (the “Technology Access Shares”), which issuance was deemed paid in partial consideration for the execution and delivery of the Channel Agreement.

Note 15—Subsequent Events

Our corporate headquarters and manufacturing operations are located in one location, Exton, Pennsylvania. On February 17, 2012 the Company renegotiated the lease and extended it for a period of ten years until March 31, 2023. The lease is non-cancelable and the minimum annual lease payments are summarized in Note 11.

On June 7, 2012 the Company entered into an agreement to sell all of the shares of common stock of Agera held by the Company. As a result of the disposal of Agera on August 31, 2012, the Company is reporting the operations of Agera as discontinued operations in the consolidated statement of operations and the assets and liabilities are classified as assets and liabilities of discontinued operations on the consolidated balance. See Note 5 for further discussion of the Agera discontinued operations.